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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



                                April 16, 2003
                ------------------------------------------------
                Date of Report (Date of earliest event reported)


                           NATIONAL CITY CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                      1-10074                34-1111088
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(State or other jurisdiction     (Commission File Number)      (IRS Employer
      of incorporation)                                      Identification No.)




1900 East Ninth Street, Cleveland, Ohio                         44114-3484
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(Address of principal executive offices)                        (Zip Code)


                                 (216) 222-2000
         --------------------------------------------------------------
              (Registrant's telephone number, including area code)

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

    Exhibit 99.1 News release issued by National City Corporation dated
                 April 16, 2003

    Exhibit 99.2 Financial Supplement of National City Corporation for the
                 quarterly period ended March 31, 2003

ITEM 9. REGULATION FD DISCLOSURE

On April 16, 2003, National City Corporation issued a news release announcing its financial results for the quarterly period ended March 31, 2003. This news release, dated April 16, 2003, is attached as Exhibit 99.1 and is being furnished in this Form 8-K under both Item 9-Regulation FD Disclosure and Item 12-Disclosure of Results of Operations and Financial Condition. Also on April 16, 2003, National City Corporation included on its Web site at www.NationalCity.com its Financial Supplement, which contains additional financial information on the quarterly period ended March 31, 2003. The Financial Supplement is being furnished under Item 9 of this Form 8-K.
Exhibit 99.1 and 99.2 are both incorporated herein by reference.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     National City Corporation
                                     ------------------------------------
                                              (Registrant)


Dated: April 16, 2003                By /s/ David L. Zoeller
                                        ----------------------------------
                                        David L. Zoeller
                                        Executive Vice President and General
                                        Counsel